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                                EXHIBIT 23.3


                       CONSENT OF INDEPENDENT AUDITORS





         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 31, 1998, with respect to the consolidated financial statements of Reliance Bancshares, Inc. in the Registration Statement (Form S-4) of St. Francis Capital Corporation.



                                                     Schenck & Associates, SC
                                                 Certified Public Accountants


Brookfield, Wisconsin
December 4, 1998